UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2007
INSURANCE AUTO AUCTIONS, INC.
(Exact name of registrant as specified in its charter)

Illinois (State or Other Jurisdiction of Incorporation)	033-43247 (Commission File Number)	95-3790111 (IRS Employer Identification No.)
Two Westbrook Corporate Center, Suite 500, Westchester, Illinois 60154
(Address of principal executive offices) (Zip Code)
(708) 492-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 16, 2007, KAR Holdings II, LLC issued a press release announcing that, effective as of the closing of its previously announced acquisition of ADESA, Inc., it plans to augment ADESA’s senior management team with the addition of certain members of the registrant’s management team and one of its directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits.
(c) Exhibits.
99.1	Press release of KAR Holdings II, LLC, dated January 16, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2007	INSURANCE AUTO AUCTIONS, INC.
/s/ Eric M. Loughmiller
Eric M. Loughmiller
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of KAR Holdings II, LLC, dated January 16, 2007.

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